NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 5, 2019
to the Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 4, 2019 (the “Meeting”), the Board approved the termination of Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) as a subadviser to the Fund, effective on or about January 20, 2020  (the “Effective Date”). Wells Capital Management, Inc. will continue to subadvise the Fund.

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Neuberger Berman in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT Wells Fargo Discovery Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” beginning on page 17 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small- and medium-sized companies (the “80% Policy”). For these purposes, small- and medium-sized companies are companies with market capitalizations similar to those of companies included in the Russell 2500TM Growth Index, ranging from $3 million to $14 billion as of September 30, 2019. The Fund uses a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund may enter into repurchase agreements to generate additional income.
The subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (such as dominant market share) and have effective management with a history of making investments that are in the best interests of the company’s shareholders. In addition to analyzing income statement metrics like revenue and earnings growth, the portfolio managers evaluate company balance sheets to glean insights on future growth prospects and to establish price targets for each portfolio holding. In addition to meeting with management, the subadviser takes a “surround the company” approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help it to make investment decisions. The Fund may invest in any sector, and at times may emphasize one or more sectors. The subadviser may choose to sell a holding when it no longer offers favorable growth prospects, reaches the subadviser’s target price, or to take advantage of better investment opportunities.

The Fund’s 80% Policy will take effect on February 18, 2020. Until such time, the Fund will, under normal circumstances, continue to invest at least 80% of its net assets in equity securities issued by mid-cap companies. “Mid-cap companies” means companies with market capitalizations similar to those of companies included in the Russell MidCap Index, which ranged from $424 million to $41 billion as of September 30, 2019.

d.	The information under the heading “Principal Risks” on page 18 of the Prospectus is supplemented with the following:

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

e.	The discussions of “Mid-cap risk” and “Multi-manager risk” under the heading “Principal Risks” on page 18 of the Prospectus are deleted in their entirety.

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small- and medium-sized companies (the “80% Policy”). For these purposes, small- and medium-sized companies are companies with market capitalizations similar to those of companies included in the Russell 2500TM Growth Index, ranging from $3 million to $14 billion as of September 30, 2019. The Fund uses a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund may enter into repurchase agreements to generate additional income.
The subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (such as dominant market share) and have effective management with a history of making investments that are in the best interests of the company’s shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The subadviser pays particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable and acquisitions. The subadviser also examines how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry-specific valuation methodologies including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA and free cash flow yield. In addition to meeting with management, the subadviser takes a “surround the company” approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help it to make investment decisions. The subadviser seeks a favorable risk/reward relationship to fair valuation, which the subadviser defines as the value of the company (i.e., its price target for the stock) relative to where the stock is currently trading. The Fund may invest in any sector, and at times may emphasize one or more sectors. The subadviser may choose to sell a holding when it no longer offers favorable growth prospects, reaches the subadviser’s target price, or to take advantage of better investment opportunities.
The Fund’s 80% Policy will take effect on February 18, 2020. Until such time, the Fund will, under normal circumstances, continue to invest at least 80% of its net assets in equity securities issued by mid-cap companies. “Mid-cap companies” means companies with market capitalizations similar to those of companies included in the Russell MidCap Index, which ranged from $424 million to $41 billion as of September 30, 2019.

g.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 45 of the Prospectus is supplemented with the following:

EBITDA – refers to earnings before interest, taxes, depreciation and amortization. EBITDA often is used to measure a company’s overall financial performance.

h.	The terms “Bottom-up approach,” “Mid-cap companies” and “Quantitative techniques,” and their respective definitions, are deleted from the “Key Terms” section on beginning on page 45 of the Prospectus.

i.	The information under the heading “Principal Risks” on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET AND SELECTION RISKS, REPURCHASE AGREEMENTS RISK, SECTOR RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

j.	The discussion of “Mid-cap risk” under the heading “Risks of Investing in the Funds” on page 57 of the Prospectus is deleted in its entirety and replaced with the following:

Mid-cap risk – (NVIT Multi-Manager Mid Cap Value Fund) see “Smaller company risk.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE